UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/2017

ITEM 1.	REPORT TO STOCKHOLDERS

February 28, 2017

Semiannual Report
to Shareholders

Deutsche European Equity Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

8 Portfolio Summary

11 Investment Portfolio

16 Statement of Assets and Liabilities

18 Statement of Operations

20 Statements of Changes in Net Assets

21 Financial Highlights

25 Notes to Financial Statements

38 Information About Your Fund's Expenses

40 Advisory Agreement Board Considerations and Fee Evaluation

45 Account Management Resources

47 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The fund may lend securities to approved institutions. See the prospectus for more details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary February 28, 2017 (Unaudited)

Class A	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/28/17
Unadjusted for Sales Charge	6.82%	9.23%	1.07%
Adjusted for the Maximum Sales Charge (max 5.75% load)	0.68%	2.95%	–1.50%
MSCI Europe Index†	3.78%	12.15%	–0.63%
Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–3.23%	–0.25%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–8.80%	–2.98%
MSCI Europe Index†		–0.40%	–2.17%
Class C	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/28/17
Unadjusted for Sales Charge	6.34%	8.40%	0.30%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.34%	8.40%	0.30%
MSCI Europe Index†	3.78%	12.15%	–0.63%
Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–3.93%	–0.99%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–3.93%	–0.99%
MSCI Europe Index†		–0.40%	–2.17%
Class S	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/28/17
No Sales Charges	6.93%	9.33%	1.18%
MSCI Europe Index†	3.78%	12.15%	–0.63%
Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)
No Sales Charges		–3.13%	–0.13%
MSCI Europe Index†		–0.40%	–2.17%
Institutional Class	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/28/17
No Sales Charges	6.91%	9.43%	1.31%
MSCI Europe Index†	3.78%	12.15%	–0.63%
Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)
No Sales Charges		–2.94%	0.00%
MSCI Europe Index†		–0.40%	–2.17%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016 are 1.50%, 2.22%, 1.36% and 1.22% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche European Equity Fund — Class A ■ MSCI Europe Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on November 11, 2014.

† The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
2/28/17	$ 10.18	$ 10.07	$ 10.19	$ 10.21
8/31/16	$ 9.53	$ 9.47	$ 9.53	$ 9.55

Portfolio Management Team

Britta Weidenbach, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Head of European Equities: Frankfurt.

— Joined Deutsche Asset Management in 1999.

— Master’s Degree in Economics (Diplom-Volkswirtin), University of Konstanz.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2003.

— Portfolio Manager - European Equities: New York.

— Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Gerd Kirsten, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Senior Portfolio Manager - European Equities: Frankfurt.

— Joined Deutsche Asset Management in 2009.

— Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

Christian Reuter, CEFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Portfolio Manager - European Equities: Frankfurt.

— Joined Deutsche Asset Wealth Management in 1999.

— Master’s Degree in Economics and Business Administration, University of Augsburg; Certified European Financial Analyst (CEFA).

Dirk Aufderheide, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Chief Currency Strategist: Frankfurt.

— Joined Deutsche Asset Management in 1994 with five years of industry experience. Prior to his current role, Dirk served as a trader and broker for exchange traded currency and fixed income derivatives in the Global Markets division. Previously, he was a portfolio manager for money market and currency funds.

— Completed Bank Training Program ("Bankkaufmann") at Dresdner Bank; Bankfachwirt from IHK Frankfurt.

Portfolio Summary (Unaudited)

Ten Largest Common Stocks at February 28, 2017 (28.7% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	5.7%
2. ING Groep NV Offers financial services to individuals, corporations and other institutions	Netherlands	3.0%
3. Allianz SE Provider of multi-line insurance services	Germany	2.9%
4. Roche Holding AG Develops and manufactures pharmaceutical and diagnostic products	Switzerland	2.8%
5. Actelion Ltd. A pharmaceutical company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium	Switzerland	2.7%
6. TechnipFMC PLC Provides oilfield services	United Kingdom	2.6%
7. Deutsche Post AG Provides mail delivery services to the public and businesses	Germany	2.4%
8. Rentokil Initial PLC Provides fully integrated facilities management and essential support services	United Kingdom	2.3%
9. WPP PLC Operates a communications services group	United Kingdom	2.2%
10. Shire PLC Markets, licenses and develops prescription medicines	United Kingdom	2.1%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 45 for contact information.

Investment Portfolio as of February 28, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 98.6%
Denmark 5.0%
A P Moller-Maersk AS "B"	468	761,328
Chr Hansen Holding AS	7,947	474,132
Coloplast AS "B"	5,006	352,902
Danske Bank AS	14,095	471,129
(Cost $1,851,278)		2,059,491
France 15.9%
Airbus SE	8,806	645,871
AXA SA	15,122	356,116
BNP Paribas SA	5,833	340,682
Capgemini SA	4,897	418,219
LVMH Moet Hennessy Louis Vuitton SE	3,548	710,910
Orange SA	23,671	357,506
Pernod Ricard SA	3,429	391,344
Renault SA	8,764	776,914
Schneider Electric SE	6,454	436,400
Societe Generale SA	16,123	715,019
Teleperformance	4,151	459,368
TOTAL SA	11,643	579,827
VINCI SA	5,038	362,707
(Cost $6,086,959)		6,550,883
Germany 16.2%
Allianz SE (Registered)	6,790	1,181,550
BASF SE	5,808	540,515
Brenntag AG	3,692	211,619
Deutsche Post AG (Registered)	29,553	1,011,951
Deutsche Telekom AG (Registered)	29,224	504,147
Fresenius SE & Co. KGaA	9,713	771,730
Infineon Technologies AG	23,130	411,173
LANXESS AG	4,996	338,696
OSRAM Licht AG	7,500	445,496
SAP SE	7,537	702,861
Symrise AG	9,056	563,108
(Cost $5,777,738)		6,682,846
Italy 3.1%
Enel SpA	93,740	401,392
Intesa Sanpaolo SpA	174,570	405,423
Moncler SpA	26,004	496,461
(Cost $1,153,501)		1,303,276
Netherlands 13.4%
ASML Holding NV	4,292	520,653
Heineken NV	5,638	464,797
ING Groep NV	89,192	1,229,787
Koninklijke Ahold Delhaize NV	26,323	559,323
QIAGEN NV*	14,342	408,722
Royal Dutch Shell PLC "A"	38,807	1,002,112
Royal Dutch Shell PLC "B"	49,980	1,348,923
(Cost $5,120,323)		5,534,317
Norway 2.9%
DNB ASA	48,147	789,412
Marine Harvest ASA*	24,689	431,518
(Cost $863,224)		1,220,930
Spain 5.5%
Acerinox SA	13,645	193,419
Banco Santander SA	72,062	392,931
Gamesa Corp. Tecnologica SA	18,293	404,581
Grifols SA	18,070	394,880
Industria de Diseno Textil SA	20,958	672,695
NH Hotel Group SA*	44,922	208,800
(Cost $2,015,192)		2,267,306
Sweden 1.0%
Svenska Cellulosa AB "B" (Cost $359,785)	12,953	398,026
Switzerland 14.4%
Actelion Ltd. (Registered)*	4,184	1,123,184
Dufry AG (Registered)*	5,092	734,461
Geberit AG (Registered)	1,389	600,608
Julius Baer Group Ltd.*	9,210	450,342
Nestle SA (Registered)	5,398	398,598
Roche Holding AG (Genusschein)	4,795	1,166,516
Straumann Holding AG (Registered)	1,866	790,322
Syngenta AG*	1,104	474,049
VAT Group AG 144A*	2,193	212,891
(Cost $4,800,435)		5,950,971
United Kingdom 21.2%
Auto Trader Group PLC 144A	75,486	370,072
BHP Billiton PLC	45,320	729,503
Compass Group PLC	42,179	784,334
Dialog Semiconductor PLC*	6,150	323,359
IMI PLC	45,193	694,254
Imperial Brands PLC	8,930	420,103
Prudential PLC	34,374	684,404
Reckitt Benckiser Group PLC	5,813	526,813
RELX PLC	22,509	420,191
Rentokil Initial PLC	322,432	956,957
Shire PLC	14,079	848,114
TechnipFMC PLC*	33,336	1,075,200
WPP PLC	38,473	905,180
(Cost $7,952,675)		8,738,484
Total Common Stocks (Cost $35,981,110)		40,706,530
Cash Equivalents 1.3%
Deutsche Central Cash Management Government Fund, 0.56% (a) (Cost $542,991)	542,991	542,991

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $36,524,101)†	99.9	41,249,521
Other Assets and Liabilities, Net	0.1	37,122
Net Assets	100.0	41,286,643

* Non-income producing security.

† The cost for federal income tax purposes was $37,242,758. At February 28, 2017, net unrealized appreciation for all securities based on tax cost was $4,006,763. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,112,992 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,106,229.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At February 28, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx 50 Index	EUR	3/17/2017	30	1,056,433	92,486

At February 28, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
GBP	101,289	EUR	118,791	3/31/2017	238	UBS AG
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	2,234,762	GBP	1,890,383	3/31/2017	(23,260)	UBS AG

Currency Abbreviations
EUR Euro GBP British Pound

For information on the Fund's policy and additional disclosures regarding futures contracts and foreign forward currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Denmark	$ —	$ 2,059,491	$ —	$ 2,059,491
France	—	6,550,883	—	6,550,883
Germany	—	6,682,846	—	6,682,846
Italy	—	1,303,276	—	1,303,276
Netherlands	—	5,534,317	—	5,534,317
Norway	—	1,220,930	—	1,220,930
Spain	—	2,267,306	—	2,267,306
Sweden	—	398,026	—	398,026
Switzerland	—	5,950,971	—	5,950,971
United Kingdom	—	8,738,484	—	8,738,484
Short-Term Investments	542,991	—	—	542,991
Derivatives (b)
Futures Contracts	92,486	—	—	92,486
Forward Foreign Currency Exchange Contracts	—	238	—	238
Total	$ 635,477	$ 40,706,768	$ —	$ 41,342,245
Liabilities	Level 1	Level 2	Level 3	Level 2

Derivatives (b)
Forward Foreign Currency Exchange Contracts	$ —	$ (23,260)	$ —	$ (23,260)
Total	$ —	$ (23,260)	$ —	$ (23,260)

As a result of the fair valuation model utilized by the Fund, certain international equity securities transferred from Level 1 to Level 2. During the period ended February 28, 2017, the amount of transfers between Level 1 and Level 2 was $64,500,429.

Transfers between price levels are recognized at the beginning of the reporting year.

(b) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of February 28, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $35,981,110)	$ 40,706,530
Investment in Deutsche Central Cash Management Government Fund (cost $542,991)	542,991
Total investments in securities, at value (cost $36,524,101)	41,249,521
Foreign currency, at value (cost $139,085)	138,765
Deposit with brokers for futures contracts	66,436
Receivable for Fund shares sold	31,333
Dividends receivable	47,240
Interest receivable	375
Receivable for variation margin on futures contracts	5,007
Unrealized appreciation on forward foreign currency exchange contracts	238
Foreign taxes recoverable	123,509
Other assets	43,891
Total assets	41,706,315
Liabilities
Payable for Fund shares redeemed	274,405
Unrealized depreciation on forward foreign currency exchange contracts	23,260
Accrued management fee	9,846
Accrued Directors' fee	2,609
Other accrued expenses and payables	109,552
Total liabilities	419,672
Net assets, at value	$ 41,286,643
Net Assets Consist of
Net investment loss	(4,423,760)
Net unrealized appreciation (depreciation) on: Investments	4,725,420
Futures	92,486
Foreign currency	(28,048)
Accumulated net realized gain (loss)	(13,097,922)
Paid-in capital	54,018,467
Net assets, at value	$ 41,286,643

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2017 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($10,899,743 ÷ 1,070,947 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.18
Maximum offering price per share (100 ÷ 94.25 of $10.18)	$ 10.80

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,823,865 ÷ 379,605 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 10.07
Class S Net Asset Value, offering and redemption price per share ($13,954,907 ÷ 1,369,752 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.19
Institutional Class Net Asset Value, offering and redemption price per share ($12,608,128 ÷ 1,234,489 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.21

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended February 28, 2017 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $23,579)	$ 292,668
Income distributions — Deutsche Central Cash Management Government Fund	899
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	2,098
Total income	295,665
Expenses: Management fee	213,378
Administration fee	26,672
Services to shareholders	47,844
Distribution and service fees	41,195
Custodian fee	43,319
Professional fees	47,564
Reports to shareholders	19,937
Registration fees	35,666
Directors' fees and expenses	2,601
Other	8,293
Total expenses before expense reductions	486,469
Expense reductions	(84,738)
Total expenses after expense reductions	401,731
Net investment income (loss)	(106,066)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	556,575
Futures	98,972
Foreign currency	2,555,113
3,210,660
Change in net unrealized appreciation (depreciation) on: Investments	1,031,741
Futures	1,577
Foreign currency	(976,651)
56,667
Net gain (loss)	3,267,327
Net increase (decrease) in net assets resulting from operations	$ 3,161,261

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016

Operations: Net investment income (loss)	$ (106,066)	$ 1,752,872
Net realized gain (loss)	3,210,660	(20,042,573)
Change in net unrealized appreciation (depreciation)	56,667	5,617,225
Net increase (decrease) in net assets resulting from operations	3,161,261	(12,672,476)
Distributions to shareholders from: Net investment income: Class A	—	(221,754)
Class S	—	(552,276)
Institutional Class	—	(247,553)
Total distributions	—	(1,021,583)
Fund share transactions: Proceeds from shares sold	2,088,360	158,422,179
Reinvestment of distributions	—	1,021,021
Payments for shares redeemed	(43,008,520)	(118,150,053)
Redemption fees	235	9,549
Net increase (decrease) in net assets from Fund share transactions	(40,919,925)	41,302,696
Increase (decrease) in net assets	(37,758,664)	27,608,637
Net assets at beginning of period	79,045,307	51,436,670
Net assets at end of period (including net investment loss of $4,423,760 and $4,317,694, respectively)	$ 41,286,643	$ 79,045,307

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 2/28/17 (Unaudited)	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 9.53	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.16	.18
Net realized and unrealized gain (loss)	.67	(.74)	(.01)
Total from investment operations	.65	(.58)	.17
Less distributions from: Net investment income	—	(.07)	—
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 10.18	$ 9.53	$ 10.18
Total Return (%)[c]	6.82d**	(5.76)	1.80d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	22	14
Ratio of expenses before expense reductions (%)	1.90*	1.50	2.39*
Ratio of expenses after expense reductions (%)	1.56*	1.50	1.53*
Ratio of net investment income (loss) (%)	(.45)*	1.60	2.01*
Portfolio turnover rate (%)	22**	141	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 2/28/17 (Unaudited)	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 9.47	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	.09	.05
Net realized and unrealized gain (loss)	.66	(.74)	.06
Total from investment operations	.60	(.65)	.11
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 10.07	$ 9.47	$ 10.12
Total Return (%)[c]	6.34d**	(6.42)	1.20d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	3
Ratio of expenses before expense reductions (%)	2.62*	2.22	3.16*
Ratio of expenses after expense reductions (%)	2.31*	2.22	2.29*
Ratio of net investment income (loss) (%)	(1.18)*	.90	.58*
Portfolio turnover rate (%)	22**	141	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 2/28/17 (Unaudited)	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 9.53	$ 10.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.15	.12
Net realized and unrealized gain (loss)	.68	(.72)	.06
Total from investment operations	.66	(.57)	.18
Less distributions from: Net investment income	—	(.09)	—
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 10.19	$ 9.53	$ 10.19
Total Return (%)	6.93c**	(5.70)	1.90c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	31	20
Ratio of expenses before expense reductions (%)	1.74*	1.36	2.23*
Ratio of expenses after expense reductions (%)	1.41*	1.36	1.37*
Ratio of net investment income (loss) (%)	(.33)*	1.56	1.44*
Portfolio turnover rate (%)	22**	141	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	Six Months Ended 2/28/17 (Unaudited)	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 10.20	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.20	.17
Net realized and unrealized gain (loss)	.67	(.76)	.02
Total from investment operations	.66	(.56)	.19
Less distributions from: Net investment income	—	(.09)	(.00)***
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 10.21	$ 9.55	$ 10.20
Total Return (%)	6.91c**	(5.53)	2.01c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	20	14
Ratio of expenses before expense reductions (%)	1.57*	1.22	2.19*
Ratio of expenses after expense reductions (%)	1.31*	1.22	1.30*
Ratio of net investment income (loss) (%)	(.17)*	2.03	1.95*
Portfolio turnover rate (%)	22**	141	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche European Equity Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended February 28, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Deutsche Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of February 28, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of February 28, 2017, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $15,499,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($13,799,000) and long-term losses ($1,700,000).

In addition, from November 1, 2015 through August 31, 2016, the Fund elects to defer qualified late year losses of approximately $3,364,628 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2017.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2016, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, futures contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended February 28, 2017, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of February 28, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended February 28, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $647,000 to $1,690,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the six months ended February 28, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of February 28, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended February 28, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $79,626,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $2,412,000 to $2,626,000.

The following tables summarize the value of the Fund's derivative instruments held as of February 28, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ 92,486	$ —	$ 92,486
Foreign Currency Contracts (b)	—	238	238
	$ 92,486	$ 238	$ 92,724

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Currency Contracts (a)	$ (23,260)

The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 28, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ 98,972	$ —	$ 98,972
Foreign Currency Contracts (b)	—	2,626,220	2,626,220
	$ 98,972	$ 2,626,220	$ 2,725,192

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ 1,577	$ —	$ 1,577
Foreign Currency Contracts (b)	—	(976,088)	(976,088)
	$ 1,577	$ (976,088)	$ (974,511)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of February 28, 2017, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparties, including any collateral exposure, is included in the following table:

Counterparties	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
UBS AG	$ 238	$ (238)	$ —	$ —
Counterparties	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
UBS AG	$ 23,260	$ (238)	$ —	$ 23,022

C. Purchases and Sales of Securities

During the six months ended February 28, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $11,953,752 and $49,529,638, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"), an affiliate of DIMA, serves as a subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the fund, compensates Deutsche AM International GmbH for the services it provides to the fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.

For the period from September 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.55%
Class C	2.30%
Class S	1.40%
Institutional Class	1.30%

For the six months ended February 28, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 24,500
Class C	7,835
Class S	33,610
Institutional Class	18,793
$ 84,738

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2017, the Administration Fee was $26,672, of which $3,288 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 28, 2017
Class A	$ 665	$ 410
Class C	181	93
Class S	1,153	887
Institutional Class	303	210
	$ 2,302	$ 1,600

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 28, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2017
Class C	$ 18,989	$ 2,362

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2017	Annualized Rate
Class A	$ 15,800	$ 5,479.22%
Class C	6,406	2,508.25%
	$ 22,206	$ 7,987

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2017 aggregated $37.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the six months ended February 28, 2017, the CDSC for Class C shares aggregated $1,214. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2017, DDI received $3,170 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,644, of which $4,677 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 28, 2017.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	29,130	$ 285,675	3,270,688	$ 33,011,270
Class C	6,143	58,818	832,845	8,467,055
Class S	156,263	1,536,741	8,341,998	83,864,457
Institutional Class	20,198	207,126	3,231,881	33,079,397
		$ 2,088,360		$ 158,422,179
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	21,677	$ 221,754
Class S	—	—	53,977	552,182
Institutional Class	—	—	24,153	247,085
		$ —		$ 1,021,021
Shares redeemed
Class A	(1,238,961)	$ (11,897,768)	(2,429,731)	$ (22,917,121)
Class C	(308,519)	(2,953,034)	(482,006)	(4,523,857)
Class S	(2,041,486)	(19,729,914)	(7,093,087)	(66,123,685)
Institutional Class	(860,324)	(8,427,804)	(2,529,573)	(24,585,390)
		$ (43,008,520)		$ (118,150,053)
Redemption fees		$ 235		$ 9,549
Net increase (decrease)
Class A	(1,209,831)	$ (11,612,093)	862,634	$ 10,318,602
Class C	(302,376)	(2,894,216)	350,839	3,943,233
Class S	(1,885,223)	(18,193,157)	1,302,888	18,297,261
Institutional Class	(840,126)	(8,220,459)	726,461	8,743,600
		$ (40,919,925)		$ 41,302,696

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2016 to February 28, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/17	$ 1,068.20	$ 1,063.40	$ 1,069.30	$ 1,069.10
Expenses Paid per $1,000*	$ 8.00	$ 11.82	$ 7.23	$ 6.72
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/17	$ 1,017.06	$ 1,013.34	$ 1,017.80	$ 1,018.30
Expenses Paid per $1,000*	$ 7.80	$ 11.53	$ 7.05	$ 6.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche European Equity Fund	1.56%	2.31%	1.41%	1.31%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche European Equity Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016. DIMA has also entered into a sub-advisory agreement with Deutsche Asset Management International GmbH ("DeAMI"), an affiliate of DIMA, that has an initial term through September 30, 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DeAMI are part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DeAMI’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of sub-advisors, including DeAMI. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). With respect to the sub-advisory fee paid, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DeAMI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DURAX	DURCX	DURSX	DURIX
CUSIP Number	25156A 684	25156A 676	25156A 650	25156A 668
Fund Number	1009	1309	2009	1409

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche European Equity Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	4/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	4/28/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	4/28/2017